FIRST FOCUS FUNDS
Supplement dated October 13, 2006
to the Prospectus dated August 1, 2006
THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
BEYOND THAT CONTAINED IN THE PROSPECTUS
AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.
Brian J. Mosher is no longer a portfolio manager of the Small Company Fund or the Core Equity Fund. Therefore, the references to Brian J. Mosher on page 33 of the Prospectus are deleted. The Small Company Fund will continue to be managed by Mark Wynegar and the Core Equity Fund will continue to be managed by Todd Trautman.
The information on the Tributary Portfolio Management Team starting on page 34 of the Prospectus is amended to add following people:
•	Kurt Spieler, CFA, Managing Director, Kurt brings many years of investment experience to his role as Managing Director at Tributary Capital Management, LLC. This experience includes over sixteen years with the Principal Financial Group in Des Moines, Iowa, where his role expanded from a securities analyst to managing a highly successful emerging market portfolio, and then being named the Head of International Equities with responsibilities for all global offerings. Most recently, Kurt was President of his own company, Treis Capital, an asset management firm. Kurt earned his Bachelor of Business Administration-Accounting degree from Iowa State University and Master of Business Administration from Drake University. He achieved the designation of Chartered Financial Analyst in 1994 and is a member of the CFA Society of Colorado.

•	Charles Lauber, CFA, Portfolio Manager, Charles recently joined the Tributary Capital Management team. Formerly, he worked as an Investment Manager for Koesten Hirschmann & Crabtree, Inc. in the Kansas City metro area. He has over twelve years of investment experience, serving a majority of that time as a small cap and mid cap equity analyst. Charles earned his Bachelor of Business Administration degree in Finance from the McCombs School of Business at the University of Texas. In 1997, he earned his designation as a Chartered Financial Analyst from the CFA Institute. He currently follows the Technology and Healthcare sectors.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

FIRST FOCUS FUNDS
Supplement dated October 13, 2006
to the Statement of Additional Information (the “SAI”) dated August 1, 2006
THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION
BEYOND THAT CONTAINED IN THE SAI AND SHOULD BE READ IN
CONJUNCTION WITH THE SAI.
The paragraph under the heading “INVESTMENT OBJECTIVES, POLICIES, AND RISKS”, and the sub-heading “Additional Information on Portfolio Instruments”, with the portfolio instrument titled “Securities of other Investment Companies” on Page 9 of the SAI is deleted in its entirety and following paragraph is inserted in its place:
Securities of Other Investment Companies. Each Fund may invest in securities issued by other investment companies as permitted by the Investment Company Act of 1940. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that such Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest, may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by that Fund and, therefore, will be borne directly by shareholders.
The following is inserted on Page 22 of the SAI after the first paragraph under the heading “Proxy Voting Policies”:
Information regarding how the Funds voted proxies relating to portfolio during the 12-month period ended June 30, is available without charge upon request by calling 1-800-662-4203 (toll free) or the Web Site of the SEC at www.sec.gov.
Brian J. Mosher is no longer a portfolio manager of the Small Company Fund or the Core Equity Fund. Therefore, all references to Brian J. Mosher in the SAI are deleted. The Small Company Fund will continue to be managed by Mark Wynegar and the Core Equity Fund will continue to be managed by Todd Trautman.
The following information is inserted in the applicable tables and paragraphs under the “Portfolio Managers” section of the SAI located on Pages 27 and 28:

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Kurt Spieler shares responsibility managing the Balanced Fund and the Growth Fund with the other portfolio managers mentioned in this section.
Charles Lauber shares responsibility managing the Growth Fund with the other portfolio managers mentioned in this section.
Other Accounts Managed. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. As of September 18, 2006, information regarding these other accounts is set forth below.

	OTHER REGISTERED		OTHER POOLED
	INVESTMENT COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Kurt Spieler	-1-	$17,000,000	-0-	-0-	179	$140,000,000
Charles Lauber	-0-	-0-	-0-	-0-	4	$1,100,000
     As of September 18, 2006, the indicated portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets in each category, with respect to which the advisory fee is based on the performance of the account.

	REGISTERED		OTHER POOLED
	INVESTMENT COMPANIES		INVESTMENT VEHICLES		OTHER ACCOUNTS
PORTFOLIO MANAGER	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS	NUMBER	TOTAL ASSETS
Kurt Spieler	-0-	-0-	-0-	-0-	-0-	-0-
Charles Lauber	-0-	-0-	-0-	-0-	-0-	-0-
Mr. Spieler and Mr. Lauber’s bonuses are based on investment performance of the funds they manage and financial performance of Tributary Capital Management LLC (“Tributary”). Their bonuses are calculated as a percentage of Tributary’s income. Fund performance, for the purpose of calculating Mr. Spieler and Mr. Lauber’s bonuses, is measured against the Morningstar category that is comparable to the relevant fund.
Ownership of Fund Shares. The table below sets forth the amount of shares beneficially owned by each portfolio manager in each Fund(s) for which he or she serves as portfolio manager as of September 18, 2006, stated as one of the following dollar ranges: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000; or over $1,000,000.

	DOLLAR RANGE	DOLLAR RANGE
PORTFOLIO MANAGER	GROWTH FUND	BALANCED FUND
Kurt Spieler	$10,001-$50,000	$0
Charles Lauber	$0	N/A
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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